SEE REVERSE FOR IMPORTANT NOTICE REGARDING OWNERSHIP

amesite

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK

CUSIP 031093 10 7

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE OF $0.0001 PER SHARE, OF

AMESITE INC.

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Delware, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or as hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile signatures of its duly authorized officers.

10162

CONTROLLER

CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
(New York, N.Y.)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UNIF GIFT MIN ACT– ______ Custodian ______	(Cust) (Minor)
TEN ENT	– as tenants by the entireties		
IT TEN	– as joint tenants with right of survivorship and not as tenants in common	under Uniform Gifts to Minors Act ______ (State)	
TTEE	– trustee under Agreement dated ______		

Additional abbreviations may also be used though not in the above list.

For value received, ______ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______

______

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE.

______

______

______ Shares

of the common stock represented by this certificate and do hereby irrevocably constitute and appoint ______

______,

attorney, to transfer the said stock on the books of the within-named corporation with full power of substitution in the premises.

DATED ______

NOTICE:The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.